Income Taxes	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Income Tax Disclosure [Text Block]
N.	Income Taxes

The Company’s financial statements include a total state tax benefit related to research and development credits of $22,000 and $126,000 on a loss before income taxes of approximately $24.2 million and $56.6 million for the years ended December 31, 2019 and 2018, respectively. A reconciliation of the difference between the benefit for income taxes and income taxes at the statutory U.S. federal income tax rate is as follows (shown as a percentage):

	Year ended December 31,
	2019	2018
Federal statutory rate	21.00	21.00
Effect of:
Change in valuation allowance	(28.52)	(30.44)
Return to provision and deferred true-up	—	0.38
Change in rate	(0.33)	0.03
State tax benefit (net of federal)	3.39	4.35
Warrant liability	1.71	2.02
State research and development credit	0.09	0.22
Federal research and development credit	1.44	3.30
Amortization	(0.29)	—
Stock-based compensation	(1.10)	(0.63)
Other	2.70	(0.01)

Federal income tax provision effective rate	0.09	0.22

The components of deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets relating to:
Net operating loss carryforwards	$56,827	$51,269
Research and development tax carryforward	6,411	5,657
Other deferred tax assets	4,488	3,437

Total gross deferred tax assets	67,726	60,363

Deferred tax liabilities relating to:
Property and equipment	—	161
Other deferred tax liabilities	540	10

Total gross deferred tax liabilities	540	171

Deferred tax assets less liabilities	67,186	60,192
Valuation allowance	(67,186)	(60,192)

Net deferred tax asset (liability)	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences in the future.

The Company had the following federal net operating loss carryforward and research activities credits as of December 31, 2019 (in thousands):

Year Incurred	Net Operating Loss CF	Research Activities Cr.	Expiration
2007	$454	$30	2027
2008	1,178	65	2028
2009	3,060	176	2029
2010	3,423	149	2030
2011	9,929	176	2031
2012	—	170	2032
2013	4,353	133	2033
2014	15,897	894	2034
2015	23,496	598	2035
2016	41,580	745	2036
2017	34,776	652	2037
2018	56,155	2,272	Indefinite
2019	22,784	352	Indefinite

	$217,085	$6,412

The Company also has certain state net operating loss carryforwards totaling $136.0 million that expire between 2027 and 2037. Due to potential ownership changes that may have occurred or would occur in the future, Internal Revenue Code Section 382 may place additional limitations on the Company’s ability to utilize the net operating loss carryforward.

ASC 740-10, Accounting for Uncertainty in Income Taxes, uses the term “more likely than not” to evaluate whether or not a tax position will be sustained upon examination. The Company has not identified any tax positions that do not meet the more likely than not threshold.